UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2005

____________________________________________

LitFunding Corp.

(Exact name of registrant as specified in charter)

____________________________________________

Nevada	000-49679	93-1221399
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

3700 Pecos McLeod Drive, Suite 100
Las Vegas, Nevada	89121
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (702) 317-1610

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 12, 2005, the Registrant issued a press release announcing it has executed a term sheet with Imperial Capital Holdings for a two-year equity line of credit for up to $3,000,000.

A copy of the press release is attached hereto as Exhibit 99.

Item 9.01 Exhibits.

99 Press Release dated December 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LitFunding Corp.,

a Nevada corporation

By:/s/ Morton Reed

Morton Reed, Chief Executive Officer

Date: December 13, 2005